united states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2020

CANOO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38824	82-1476189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19951 Mariner Avenue Torrance, California	90503
(Address of principal executive offices)	(Zip Code)

(424) 271-2144

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOEV	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	GOEVW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On December 21, 2020, Canoo Inc., a Delaware corporation (the “Company”) (f/k/a Hennessy Capital Acquisition Corp. IV (“HCAC”)), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 3.02, 4.01, 5.01, 5.02, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K (this “Amendment No. 1”) is being filed to amend the Original Report to include additional matters related to the Business Combination under Items 3.03, 5.03. 5.05 and 8.01 of Form 8-K.

Capitalized terms used herein by not defined herein have the meanings given to such terms in the Original Report.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Amendment No. 1 is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the Company’s stockholders voted and approved, among other things, Proposal No. 2 – Number of Authorized Shares Proposal (“Proposal No. 2”), Proposal No. 3 and Proposal No. 4 – Super Majority Voting (“Proposal No. 3 & 4”) and Proposal No. 5 – Approval and Adoption of the Second Amended and Restated Certificate of Incorporation of the Company (“Proposal No. 5”), each of which is described in greater detail in the Proxy Statement/Prospectus.

The Second Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on December 21, 2020 includes the amendments proposed by Proposal No. 2, Proposal No. 3 & 4 and Proposal No. 5. On December 21, 2020, the Board approved and adopted the Amended and Restated Bylaws (the “Bylaws”), which became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the sections entitled “Description of Hennessy Capital’s Securities” and “Comparison of Stockholders’ Rights” beginning on page 255 and page 266 of the Proxy Statement, respectively, which are incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on December 21, 2020, the Board approved and adopted a new Code of Conduct applicable to all employees, officers and directors of the Company. A copy of the Code of Ethics can be found in the Investors section of the Company’s website at www.canoo.com.

Item 8.01.	Other Events

In December 2020, Legacy Canoo repurchased 530,374 Legacy Canoo Ordinary Shares and 10,000 Legacy Canoo RSUs were returned to the Canoo Holdings Ltd. 2018 Share Option and Grant Plan.

On December 18, 2020, Legacy Canoo granted 1,072,562 Legacy Canoo RSUs and 809,908 performance stock units that had previously been authorized but not yet granted to certain employees and consultants of Legacy Canoo.

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On December 18, 2020, the Company and Canoo Technologies, entered into a National Security Agreement (the “NSA”), dated December 18, 2020, with DD Global Holdings Limited (together with its successors and assigns, “DD Global”) and on behalf of the Committee on Foreign Investment in the United States (“CFIUS”), the U.S. Departments of Defense, Justice, and the Treasury as the CFIUS Monitoring Agencies (“CMAs”). The NSA limits the control and governance influence of DD Global, a significant existing stockholder of the Company.

The NSA imposes certain conditions on the Company and DD Global and its affiliates. The Company has agreed to adopt certain data and security measures, including adopting a comprehensive security plan, limiting access to certain data, appointment of a security officer and the holding of an annual information meeting with the CMAs. The NSA prohibits DD Global and its affiliates from exercising their voting rights to nominate or appoint members of the board of directors of the Company or Canoo Technologies or otherwise influence the process of nominating or appointing such members. Furthermore, under the NSA, if DD Global and its affiliates own shares equal to or greater than 30%, 25%, 15% or 10% as of September 15, 2021, November 30, 2021, January 1, 2022 or February 28, 2022, respectively, of the fully diluted shares of the Company (as calculated as set forth in the NSA, and as described below), then DD Global and its affiliates must transfer all their shares to a voting trust, which will exercise all of the rights associated with such shares of DD Global and its affiliates in the Company. Under the threshold calculation manner set forth in the NSA and including all shares available under the currently proposed equity incentive and employee stock purchase plans (assuming an effective registration statement on Form S-8 related thereto) and all shares issuable upon exercise of the Company’s outstanding warrants, DD Global and its affiliates would hold approximately 26.4% of the fully diluted shares of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1+	Merger Agreement and Plan of Reorganization, dated as of August 17, 2020, by and among Hennessy Capital Acquisition Corp. IV, HCAC IV First Merger Sub, Ltd., HCAC IV Second Merger Sub, LLC and Canoo Holdings Ltd. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on August 18, 2020).
3.1	Second Amended and Restated Certificate of Incorporation of the Company, dated December 21, 2020.
3.2	Amended and Restated Bylaws of the Company, dated December 21, 2020.
4.1	Form of Common Stock Certificate of the Company.
4.2	Form of Warrant Certificate of the Company.
4.3	Warrant Agreement, dated February 28, 2019, by and between Hennessy Capital Acquisition Corp. IV and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 filed on Hennessy Capital Acquisition Corp. IV’s Current Report on Form 8-K, filed by the Company on March 6, 2019).
10.1	Form of Subscription Agreement, dated as of August 17, 2020, by and between Hennessy Capital Acquisition Corp. IV and the undersigned subscriber party thereto (incorporated by reference to Exhibit 10.7 to the Registration Statement on Form S-4 filed on September 18, 2020).
10.2	Amended and Restated Registration Rights Agreement, dated December 21, 2020, by and among the Company and certain stockholders of the Company.
10.3	Form of Lock-Up Agreement.
10.4#	Form of Indemnification Agreement by and between the Company and its directors and officers.
10.5#	Canoo Inc. 2020 Equity Incentive Plan (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-4 filed on November 25, 2020).
10.6#	Canoo Inc. 2020 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form S-4 filed on November 25, 2020).
10.7#	Letter agreement between Canoo Technologies Inc. (f/k/a Canoo Inc.) and Anthony Aquila dated November 25, 2020 (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-4 filed on November 25, 2020).

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10.8#	Executive Employment Agreement between Canoo Technologies Inc. (f/k/a Canoo Inc.) and Ulrich Kranz dated November 25, 2020 (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4 filed on November 25, 2020).
10.9#	Senior Management Employment Agreement between Canoo Technologies Inc. (f/k/a Canoo Inc.) and Paul Balciunas dated December 21, 2020.
10.10#	Senior Management Employment Agreement between Canoo Technologies Inc. (f/k/a Canoo Inc.) and Andrew Wolstan dated December 21, 2020.
10.11#	Letter agreement between Canoo Technologies Inc. (f/k/a Canoo Inc.) and Peter Savagian dated September 3, 2020.
10.12#	Senior Management Employment Agreement between Canoo Technologies Inc. (f/k/a Canoo Inc.) and Bill Strickland, dated December 21, 2020.
10.13	Standard Industrial/Commercial Single-Tenant Lease by and between Canoo Inc. and Remarkable Views Consultants Ltd., dated February 28, 2018, as amended and supplemented (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-4 filed on November 25, 2020).
10.14	Assignment of Lease by and between Remarkable Views Consultants Ltd. and Remarkable Views Torrance, LLC, dated April 30, 2020 (incorporated by reference to Exhibit 10.10 to the Registration Statement on Form S-4 filed on November 25, 2020).
16.1	Letter from PricewaterhouseCoopers LLP to the SEC, dated December 22, 2020.
21.1	List of Subsidiaries
99.1	Unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019.

+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

#	Indicates management contract or compensatory plan or arrangement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2020

CANOO INC.

By:	/s/ Paul Balciunas
Paul Balciunas
Chief Financial Officer

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